                    KENTUCKY UTILITIES COMPANY                    Exhibit 10.56

-----------------------                                                               ---------------------------------------------
MAIL INVOICES TO                                   Mr. Gerhard Haimberger                           PURCHASE ORDER NUMBER
IN DUPLICATE                                    Director of Fuels Management
SHOW PURCHASE ORDER NO.                             220 West Main Street                                  KUF-01787
-----------------------                                P.O. Box 32010                 ---------------------------------------------
                                                  Louisville, KY 40232-2010

                                                      Ph:  502-627-2367
                                                      Fax: 502-627-3243
                                                                                      DATE:     December 26, 2000
-----------------------------                                                         ---------------------------------------------
AEI COAL SALES COMPANY, INC.                                                             NO KENTUCKY SALES TAX PER DIRECT PAY
ADDINGTON CORPORATE CENTER                                                                       #45084      ISSUED TO
2000 ASHLAND DRIVE                                                                            KENTUCKY UTILITIES COMPANY
ASHLAND, KENTUCKY  41101
-----------------------------                                                         ---------------------------------------------


SHIP TO: E.W.BROWN GENERATING STATION                       MARK PACKAGE:               E.W. BROWN GENERATING STATION
         BROWN (MERCER COUNTY), KY
         VIA RAIL/CSX & NORFOLK SOUTHERN


-----------------------------------------------------------------------------------------------------------------------------------
 ITEM NO.            QUANTITY        UNIT                                         DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------

                                               THIS PURCHASE ORDER IS FOR A SUPPLY OF COAL FOR THE E.W. BROWN GENERATING STATION AT
                                               BROWN, KENTUCKY, COMMENCING JANUARY 1, 2001 AND CONTINUING THROUGH DECEMBER 31, 2002
                    2,000,000        TONS      THIS ORDER IS MADE BETWEEN KENTUCKY UTILITIES COMPANY AND AEI COAL SALES COMPANY,
                                               INC. AND IS SUBJECT TO THE TERMS AND CONDITIONS ATTACHED HERETO AND INCORPORATED BY
                                               REFERENCE HEREIN.

                                               SEE ATTACHED SPECIFICATIONS

                                                        APPROVED BY:
                                                                BUYER
                                                                KENTUCKY UTILITIES COMPANY

                                                                By:      /s/ Paul W. Thompson.
                                                                         ---------------------------------------
                                                                Its: Senior Vice President - Energy Services

                                                                SELLER
                                                                AEI COAL SALES COMPANY, INC.

                                                                By:      /s/ Marc Merett
                                                                         ---------------------------------------

                                                                Its:     President

                                                                PRODUCER
                                                                LESLIE RESOURCES, INC.

                                                                By:      /s/ John Lynn
                                                                         ----------------------------------------

                                                                Its:
                                                                     -------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                           KENTUCKY UTILITIES COMPANY
                       FUEL PURCHASE ORDER SPECIFICATIONS


AEI COAL SALES COMPANY, INC.                                  DECEMBER 26, 2000

P.O. #KUF-01787                                               PAGE 2

PRODUCER: Leslie Resources, Inc.
   MINE LOCATION: Perry County, Kentucky
   DISTRICT: #8
   TYPE MINING: Surface
   SEAM DESCRIPTION: Hazard #5, #7, #8, #9

PRICE: Year 2001 and 2002 price of $24.50 per net ton (103.814(cent)per MMBTU) FOB railcar at Typo, KY. Price will remain firm for the duration of this order.

         Freeze-treatment to be applied at a rate of 1 pint per ton at a cost of $0.50 per ton. To be applied upon request by Kentucky Utilities

         QUANTITY: The total quantity of coal to be supplied for 2001 is 1,000,000 tons, to be supplied as follows:
                  1st Qtr. 200,000
                  2nd Qtr. 300,000
                  3rd Qtr. 250,000
                  4th Qtr. 250,000
                  The total quantity of coal to be supplied for 2002 is 1,000,000 tons to be supplied in approximate equal monthly quantities, 83,333 tons per month, unless otherwise requested by KU

         During the contract period should Kentucky Utilities enter into an agreement for the purchase of coal synfuel which would be produced from feedstock supplied by AEI Coal Sales Company, Inc. or affiliated company, then the base quantity of coal (2,000,000 tons) to be supplied hereunder would be reduced by the same equivalent number of tons actually shipped under the coal synfuel agreement.

WEIGHTS: Railroad freight bill weights will govern.

QUALITY SPECIFICATIONS: The quality of coal to be shipped on this order shall be a product of uniform quality and shall conform to the following specifications:

Moisture  - 8.00 % / 6.80 lbs. per mmbtu Max.    Volatile      -  30.00% Min.
Ash       - 13.00% / 11.00 lbs. per mmbtu Max.   Ash Fusion    -  2300DEG.F Min.
BTU       - 11,800  Min.                         Fixed Carbon  -  42.00% Min
Sulfur    - 1.35 lbs. per mmbtu Max.             Grindability  -  39 Min.
SO(2)*    - 2.70 lbs. per mmbtu Max.             Sizing   -   2" x 0"
             20,000                              Fines    -   35 %
*SO(2) = ------------------- x Percent Sulfur
         BTU per pound

                           KENTUCKY UTILITIES COMPANY
                       FUEL PURCHASE ORDER SPECIFICATIONS


AEI COAL SALES COMPANY, INC.                                  DECEMBER 26, 2000

P.O. #KUF-01787                                                          PAGE 3


TRANSPORTATION/DELIVERY:
     RAIL CARRIER: CSX Transportation/Norfolk Southern
     SHIPPING POINT(S): Typo, Kentucky (#42621)
     SHIPMENT NOTICES TO: Mr. Jeff Fraley, Superintendent
                          Kentucky Utilities Company
                          E.W. Brown Generating Station
                          P.O. Box K
                          Burgin, KY 40310
                          Ph:  606-748-5607
                          Fax: 606-748-4406

                          Fuels Management Department
                          Kentucky Utilities Company
                          220 West Main Street
                          P.O. Box 32010
                          Louisville, KY.40232-2010
                          Ph:  502-627-2158
                          Fax: 502-627-3242

PRICE ADJUSTMENTS
     At KU's option, in lieu of any other remedy, KU may accept delivery of non-conforming coal and adjust the price of coal which differs from the specifications.

QUALITY PRICE DISCOUNT.
     The Base Price is based on coal meeting or exceeding the Guaranteed Monthly Averages specifications for the Kentucky Utilities E.W. Brown Generating Station. If KU elects to accept shipments of coal not conforming to quality specifications, quality price discounts shall be applied for each such specification to reflect failures to meet the Guaranteed Monthly Averages or Individual Train Shipment SO(2) specifications shown on page 2. The discount values used are as follows:

                          MONTHLY DISCOUNT VALUES

                                      $/MMBTU
                          BTU/LB.     0.2604

                                      $/LB./MMBTU
                          ASH         0.0083
                          MOISTURE    0.0016
                          SULFUR      0.0750

                       INDIVIDUAL SHIPMENT DISCOUNT VALUE
         (only applicable to a maximum sulfur dioxide of 5.15 lbs/mmbtu)

                                    $/TON
                                     2.00

                           KENTUCKY UTILITIES COMPANY
                       FUEL PURCHASE ORDER SPECIFICATIONS


AEI COAL SALES COMPANY, INC.                                  DECEMBER 26, 2000

P.O. #KUF-01787                                               PAGE 4

     Notwithstanding the foregoing, for each specification, there shall be no discount if the actual Monthly Weighted Average meets the applicable Discount Point set forth below. However, if the actual Monthly Weighted Average for the Kentucky Utilities E.W. Brown Generating Station fails to meet such applicable Discount Point, then the discount shall apply to and shall be calculated on the basis of the difference between the actual Monthly Weighted Average and the Guaranteed Monthly Weighted Average pursuant to the methodology shown in Exhibit A attached hereto.

                                 Guaranteed Monthly
                                 Weighted Average             Discount Point
                                 ----------------             --------------
     BTU/LB                      Min. 11,800                  11,600

     LB/MMBTU:

     ASH                         Max. 11.00                   11.00

     MOISTURE                    Max. 6.80                    7.63

     SULFUR                      Max. 1.350                   1.350

                                 Guaranteed Shipment
                                 LbsSO(2)/Mmbtu                 Discount Point
                                 --------------                 --------------
     LB/MMBTU:

     SO2                         Max.    5.15                   5.15


SAMPLING & ANALYSIS:
     1. For payment purposes, KU will obtain from AEI Coal Sales Company, Inc. a prepared split of the train loading sample for each shipment. Upon reasonable notification, KU personnel or representatives of KU may be present at train loading to observe train loading, sample collection and sample preparation.
     2. The KU System laboratory, or an independent laboratory, will analyze the coal samples.
     3. KU shall fax all laboratory analysis to AEI Coal Sales Company, Inc. as soon as available.

ENVIRONMENTAL LIMITATIONS:
     All coal delivered to the E.W. Brown Generating Station on this order must meet the standards and specifications as outlined. The specifications as written will meet all the sulfur dioxide standards (both state and federal) that are now applicable to the E.W. Brown Generating Station. In the event of any change in any applicable laws or regulations, including but not limited to environmental laws and regulations, or in the interpretation hereof or enforcement practices with respect hereto, KU may cancel, in whole or in part, its order or orders for any coal ordered as a result of this Purchase Order.

                           KENTUCKY UTILITIES COMPANY
                       FUEL PURCHASE ORDER SPECIFICATIONS

AEI COAL SALES COMPANY, INC.                                  DECEMBER 26, 2000

P.O.#KUF.01787                                                PAGE 5

REMEDIES:
     1. KU reserves the right to reject any coal and/or cancel this Purchase Order if the quality and/or quantity requirements are not met and to use any other legal or equitable remedies.
     2. In the event KU waives any default under this purchase order, such waiver shall be limited to the particular default so waived and shall not be deemed to waive any other default hereunder or be deemed a waiver of the same default on another occasion. KU's delay or omission to exercise any right occurring upon any default or any right to otherwise insist on strict observance of any provision in this purchase order shall not impair any such right and shall not be construed to be a waiver thereof, but any such right may be exercised from time-to-time as often as may be deemed expedient.
     3. KU's remedies contained in this purchase order are cumulative, and the exercise of any one of them shall not preclude the exercise by KU of any other remedy which may be allowed by law or equity.

INVOICING & PAYMENTS
     1.  Invoices for coal FOB railcar, will be based on railroad freight bills.
     2. AEI Coal Sales Company., Inc., shall invoice KU at the Base Price less any quality discounts, for all coal unloaded in a calendar month by the fifteenth (15th) of the following month.
     3. Payment for coal unloaded in a calendar month will be wired by the 25th of the month following the month of unloading. Payment will be wired to the following account:

         AEI Coal Sales Company, Inc.
         Provident Bank - Cincinnati, Ohio
         ABA: 042202426
         ACCOUNT:    0006008
     4.  This order is not subject to Kentucky Sales Tax.

COMPLIANCE WITH LAWS

     Seller warrants that, where applicable, labor or services, materials and articles on this order shall be produced and performed in compliance with:

     a) applicable requirements of Sections 6, 7 and 12 of the Fair Labor Standards Act of 1938, as amended, and of the regulations and orders of the U. S. Department of Labor issued under Section 14 thereof.
     b)  federal and state Occupational Safety and Health laws;
     c)  regulations of the Public Service Commission of Kentucky and Virginia;
     d) the Equal Opportunity Clause in Section 202, Paragraphs 1 through 7 or Executive Order 11246, as amended, and the implementing Rules and Regulations of the Office of Federal Contract Compliance by all of which are incorporated herein by reference;
     e) federal and state affirmative action obligations for contractors or subcontractors for minorities and females, handicapped workers and disabled veterans and veterans of the Vietnam Era, and the regulations issued thereunder, as amended from time to time (applicable government affirmative action clauses are incorporated herein by reference); and,
     f) all other federal, state and local laws, ordinances and regulations of public authority.

NONASSIGNABILITY
     This order shall not be assigned, in whole or in part, without KU's written consent, and shall be binding upon the successors and assigns of the parties hereto.

APPLICABLE LAWS
     The rights and duties of the parties hereto shall be determined by the laws of the Commonwealth of Kentucky and to that end this agreement shall be construed and considered as a contract made and to be performed in the Commonwealth of Kentucky.

                           KENTUCKY UTILITIES COMPANY
                       FUEL PURCHASE ORDER SPECIFICATIONS

AEI COAL SALES COMPANY, INC.                                  DECEMBER 26, 2000

P.O. #KUF-01787                                               PAGE 6


PRODUCER'S  SIGNATURE

The signature by the Producer on this agreement shall indicate Producer's representation and warranty for the benefit of KU that Producer can supply the required quantity and quality of coal under all the terms and conditions of this agreement. If Producer notifies KU in writing of a force majeure event beyond the reasonable control of Producer, KU shall be entitled to a pro rata share of all coal produced by Producer for the duration of such event and the deficiency may be required to be supplied at expiration of the event, at KU's option.

                                                                      Exhibit A
                                                                    Page 1 of 2
                                    EXHIBIT A
                        SAMPLE COAL PAYMENT CALCULATIONS
              TOTAL EVALUATED COAL COSTS FOR CONTRACT NO. KUF-01787
-------------------------------------------------------------------------------
FOR CONTRACTS SUPPLIED FROM MULTIPLE "ORIGINS", EACH "ORIGIN WILL BE CALCULATED INDIVIDUALLY.

                          SECTION I                                          BASE DATA
         --------------------------------------                          -----------------

1)       Base F.O.B. price per ton:                                          $ 24.50       /ton
                                                                         -----------------
1a)      Tons of coal delivered:                                                           tons
                                                                         -----------------
2)       Guaranteed average heat content:                                    11,800        BTU/LB.
                                                                         -----------------
2r)      As received monthly avg. heat content:                                            BTU/LB.
                                                                         -----------------
2a)      Energy delivered in MMBTU:                                                        MMBTU
                                                                         -----------------

[(Line 1a) *2,000 lb./ton*(Line 2r)] *MMBTU/1,000,000 BTU
[(     ) *2,000 lb./ton*(     )]*MMBTU/1,000,000 BTU

2b)      Base F.O.B. price per MMBTU:                                    $   1.03814       MMBTU
                                                                         -----------------
{[(Line 1)/(Line 2)]*(1 ton/2,000 lb.)]}*1,000,000 BTU/MMBTU
{[(     /ton)/(           BTU/LB)]*(1 ton/2,000 lb.)}*1,000,000 BTU/MMBTU

3)       Guaranteed shipment. max. SO(2)                                     5.15          LBS./MMBTU
                                                                         -----------------

3r)      Number of tons > 5.15 lbsSO(2)/Mmbtu                                              TONS
                                                                         -----------------

4)       Guaranteed monthly avg. ash                                         11.00         LBS./MMBTU
                                                                         -----------------

4r)      As received monthly avg. ash                                                      LBS./MMBTU
                                                                         -----------------

5)       Guaranteed monthly avg. max. moisture                               6.80          LBS./MMBTU
                                                                         -----------------

5r)      As received monthly avg. moisture                                                 LBS./MMBTU
                                                                         -----------------

6)       Guaranteed monthly avg. sulfur                                      1.350         LBS./MMBTU
                                                                         -----------------

6r)      As received monthly avg. sulfur                                                   LBS./MMBTU
                                                                         -----------------

                           SECTION II                                             DISCOUNTS
         -----------------------------------------------------               ---------------------
         Assign a (-) to all discounts (round to (5) decimal places)
7d)      BTU/LB.:  If line 2r < 11,600 BTU/lb. then:
         {1 - (line 2r) / (line 2)} * $0.2604/MMBTU
         {1 - (    ) / (    )} * $0.2604 =                                   $             /MMBTU
                                                                             -------------
8d)      SO(2):  If any individual shipment is greater than 5.15 lbs./MMBTU
         [(line 3r) * $2.00 per ton] / line 2a
         [ (    ) * (2.00) ] / (    ) =                                      $             /MMBTU
                                                                             -------------
9d)      ASH: If line 4r is greater than 11.00 lbs./MMBTU:
         [ (line 4r) - (line 4) ] * 0.0083/MMBTU
         [ (    ) - (    ) ] * 0.0083 =                                      $             /MMBTU
                                                                             -------------
10d)     MOISTURE:  If line 5r is greater than 7.63 lbs./MMBTU:
         [ (line 5r) - (line 5) ] * 0.0016/MMBTU
         [ (    ) - (    ) ] * 0.0016 =                                      $             /MMBTU
                                                                             -------------
11d)     SULFUR:  If line 6r is greater than 1.350 lbs./MMBTU:
         [ (line 6r) - (line 6) ] * 0.0750/MMBTU
         [ (    ) - (    ) ] * 0.0750 =                                      $             /MMBTU
                                                                             -------------

                                                                      Exhibit A
                                                                    Page 2 of 2

                                                                               TOTAL PRICE
                           SECTION III                                         ADJUSTMENTS
         --------------------------------------------------------        -----------------

         Determine total Discounts as follows:

         Assign a (-) to all discounts (round to (5) decimal places)
         Line 7d:                                                        $                 /MMBTU
                                                                         -----------------

         Line 8d                                                         $                 /MMBTU
                                                                         -----------------

         Line 9d                                                         $                 /MMBTU
                                                                         -----------------

         Line 10d                                                        $                 /MMBTU
                                                                        ------------------

         Line 11d                                                        $                 /MMBTU
                                                                         -----------------

12)      Total Discounts (-):

         Algebraic sum of above:                                         $                 /MMBTU
                                                                         -----------------

13)      Total evaluated coal price = (line 2b) + (line 12)              $                 /MMBTU
                                                                         -----------------

14)      Total discount price adjustment for Energy delivered:
         (line 2a) * (line 12) (-)
         $         /MMBTU           +                                    $                 /MMBTU   =   $
          --------                                                       ------------------              -----------

15)      Total base cost of coal
         (line 2a) * (line 2b)
         $         /MMBTU           +                                    $                 /MMBTU   =   $
          --------                                                       ------------------              -----------

16)      Total coal payment for month
         (line 14) + (line 15)
         $         /MMBTU           +                                    $                 /MMBTU   =   $
          --------                                                       ------------------              -----------